Supplement to
the Spartan® Municipal Funds
February 28, 2002
Prospectus

The following information replaces the biographical information for Christine Thompson and George Fischer found in the "Fund Management" section on page 23.

Douglas McGinley is manager of Spartan Intermediate Municipal Income Fund, which he has managed since January 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. McGinley has worked as an analyst and manager.

Christine Thompson is vice president and manager of Spartan Municipal Income Fund,which she has managed since June 2002. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

Mark Sommer is manager of Spartan Short-Intermediate Municipal Income Fund, which he has managed since January 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as an analyst and manager.

LIM/HIY-03-01 January 1, 2003
1.482103.110